SUPPLEMENT TO THE SPARTAN(registered trademark) MARYLAND MUNICIPAL INCOME FUND DECEMBER 20, 1997
PROSPECTUS
   The following information replaces similar information found under the heading "FMR and Its Affiliates" in the "Charter" section on page 9.
   George Fischer is Vice President and manager of Spartan Maryland Municipal Income, which he has managed since January 1998. He also manages several other Fidelity funds. Since joining Fidelity in 1989, Mr. Fischer has worked as an analysts and manager.
   The following information replaces similar information found in the "Breakdown of Expenses" section on page 16.
The fund has adopted a DISTRIBUTION AND SERVICE PLAN. This plan recognizes that FMR may use its management fee revenues, as well as its past profits or its resources from any other source, to pay FDC for expenses incurred in connection with the distribution of fund shares. FMR directly, or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of, or provide shareholder support services for, the fund's shares.
   Currently, the Board of Trustees has authorized such payments. SUPPLEMENT TO THE SPARTAN(Registered trademark) MARYLAND
MUNICIPAL INCOME FUND
DECEMBER 20, 1997
STATEMENT OF ADDITIONAL INFORMATION
   THE FOLLOWING INFORMATION REPLACES SIMILAR INFORMATION FOUND IN THE "DISTRIBUTION AND SERVICE PLAN" SECTION ON PAGE 25.
DISTRIBUTION AND SERVICE PLAN
Under the Plan, if the payment of management fees by the fund to FMR is deemed to be indirect financing by the fund of the distribution of its shares, such payment is authorized by the Plan. The Plan specifically recognizes that FMR may use its management fee revenue, as well as its past profits or its other resources, to pay FDC for expenses incurred in connection with the distribution of fund shares. In addition, the Plan provides that FMR, directly or through FDC, may make payments to third parties, such as banks or broker-dealers, that engage in the sale of fund shares, or provide shareholder support
services.    Currently, the Board of Trustees has authorized such
payments for Spartan Maryland Municipal Income shares.